Exhibit 32

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BOK Financial Corporation (“BOK Financial”) on Form 10-Q for the fiscal period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven G. Bradshaw and Steven E. Nell, Chief Executive Officer and Chief Financial Officer, respectively, of BOK Financial, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BOK Financial as of, and for, the periods presented.

October 31, 2016

/s/ Steven G. Bradshaw
Steven G. Bradshaw
President
Chief Executive Officer
BOK Financial Corporation

/s/ Steven E. Nell
Steven E. Nell
Executive Vice President
Chief Financial Officer
BOK Financial Corporation